Exhibit 99.1

Semper Paratus Acquisition Corporation’s Shareholders Approve Business Combination with Tevogen Bio

New York, NY, February 1, 2024 (GLOBE NEWSWIRE) — Semper Paratus Acquisition Corporation (“Semper Paratus”) (Nasdaq: LGST, LGSTW, LGSTU), a publicly-traded special purpose acquisition company, announced today that its shareholders have approved the proposed business combination (the “Business Combination”) with Tevogen Bio Inc, a Delaware corporation (“Tevogen Bio”), at an extraordinary general meeting of Semper Paratus’ shareholders that was held on Wednesday, January 31, 2024 (the “Meeting”).

Each of the proposals presented at the Meeting was approved, and the Business Combination is expected to be consummated as soon as practicable following the satisfaction or waiver of the remaining closing conditions described in Semper Paratus’ definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 10, 2024, as supplemented by a Supplement No. 1 filed on January 24, 2024 and Supplement No. 1 filed on January 24, 2024 (the “Proxy Statement/Prospectus”), including the condition that the common stock of the combined company will have been approved for listing on a tier of The Nasdaq Stock Market. Following the closing of the Business Combination, common stock of the combined company is expected to begin trading on Nasdaq under the symbol “TVGN”.

In connection with the Meeting, shareholders holding 1,432,457 shares out of a possible 1,502,180 Semper Paratus ordinary shares (the “Public Shares”) exercised their right to redeem their shares for a pro rata portion of the funds in Semper Paratus’ trust account (the “Trust Account”). The trustee of the Trust Account is calculating the final amount of the funds to be removed from the Trust Account in connection with such redemptions, but the current preliminary calculations are that approximately $15.9 million (approximately $11.07 per Public Share) will be removed from the Trust Account to pay such holders.

Following the Meeting, Semper Paratus’ Chief Executive Officer Surendra Ajjarapu stated “We have cleared yet another hurdle to closing our business combination with Tevogen Bio, and we will continue to work diligently with Tevogen Bio to satisfy the remaining closing conditions.”

About Tevogen Bio

Tevogen Bio is a clinical-stage specialty immunotherapy company harnessing one of nature’s most powerful immunological weapons, CD8+ cytotoxic T lymphocytes, to develop off-the-shelf, genetically unmodified precision T cell therapies for the treatment of infectious diseases, cancers, and neurological disorders, aiming to address the significant unmet needs of large patient populations. Tevogen Leadership believes that sustainability and commercial success in the current era of healthcare rely on ensuring patient accessibility through advanced science and innovative business models. Tevogen has reported positive safety data from its proof-of-concept clinical trial, and its key intellectual property assets are wholly owned by the company, not subject to any third-party licensing agreements. These assets include three granted patents and twelve pending patents, two of which are related to artificial intelligence.

Tevogen Bio is driven by a team of highly experienced industry leaders and distinguished scientists with drug development and global product launch experience. Tevogen Bio’s leadership believes that accessible personalized therapeutics are the next frontier of medicine, and that disruptive business models are required to sustain medical innovation.

About Semper Paratus

Semper Paratus is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Tevogen Bio. The Semper Paratus team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect Tevogen Bio’s and Semper Paratus’ current views with respect to, among other things, the future operations and financial performance of Tevogen Bio, Semper Paratus and the combined company. Forward-looking statements in this communication may be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “outlook,” “plan,” “potential,” “proposed” “predict,” “project,” “seek,” “should,” “target,” “trends,” “will,” “would” and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) expectations regarding the Business Combination, including timing for its consummation, (ii) anticipated use of proceeds from the transaction, (iii) Tevogen Bio’s and Semper Paratus’ expectations as to various operational results and market conditions, (iv) Tevogen Bio’s anticipated growth strategy, (v) financial condition and performance of Tevogen Bio and Semper Paratus, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, (vi) the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Tevogen Bio, (vii) Tevogen Bio’s ability to obtain and maintain adequate patent protection for its product candidates and ExacTcell and unproven approach to the development of product candidates using ExacTcell, (viii) the lengthy and time-consuming FDA regulatory approval process, (ix) Tevogen Bio’s limited operating history and no products approved for commercial sale, (x) anticipated benefits of the Business Combination, and (xi) expected listing of the combined company.

The forward-looking statements contained in this communication are based on the current expectations of Tevogen Bio, Semper Paratus and their respective management and are subject to risks and uncertainties. No assurance can be given that future developments affecting Tevogen Bio, Semper Paratus or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of Tevogen Bio and Semper Paratus. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all; the failure to meet closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Semper Paratus’ public shareholders; failure to meet relevant listing standards in connection with the consummation of the transaction; failure to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed transaction; unexpected costs and expenses related to the transaction; estimates of Tevogen Bio and the combined company’s financial performance being materially incorrect predictions; changes in general economic or political conditions; changes in the markets that Tevogen Bio targets or the combined company will target; any change in laws applicable to Semper Paratus or Tevogen Bio or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those included under the heading “Risk Factors” in the Proxy Statement/Prospectus, and other documents to be filed by Semper Paratus from time to time with the SEC. Tevogen Bio and Semper Paratus caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this communication speak only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. Neither Tevogen Bio nor Semper Paratus undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

Tevogen Communications

T: 1 877 TEVOGEN, Ext 701

Communications@Tevogen.com

Semper Paratus Acquisition Corporation

suren@semperparatusspac.com